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                                EXHIBIT 10.23

                                CREDIT AGREEMENT

         THIS AGREEMENT, dated effective July 1, 1996, between HOUSTON PHYSICAL MEDICINE ASSOCIATES, P.A., a Texas professional association (the "Borrower"), and DOCTORS PRACTICE MANAGEMENT INC., a Texas corporation (the "Lender"), and the parties agree as follows:

                                   ARTICLE I

                       AMOUNTS AND TERMS OF THE ADVANCES

         SECTION 1.1 Advances.   From time to time during the term of this
Agreement, Lender may, in its sole discretion and subject to the terms and conditions hereinafter set forth, make advances (the "Advances") to the Borrower from time to time on any Business Day (as hereinafter defined) during the period from the date hereof until June 30, 1997 (the "term of this Agreement") in an aggregate amount not to exceed at any time outstanding One Hundred Thousand Dollars ($100,000).Each Advance shall be in an amount not less than Ten Thousand Dollars ($10,000.) or an integral multiple of $1,000 in excess thereof, Borrower may borrow, prepay pursuant to Section 1.4 and re-borrow under this Section 1.1, subject to Lender's right of absolute discretion in making any Advance. Without in any way limiting Lender's absolute discretion in making any Advance, in no event may the outstanding principal balance of the Advances (including any new Advances requested by Borrower) exceed an amount - equal to forty percent (40%) of Borrower's Eligible Accounts (which, for purposes hereof, means those accounts receivable of Borrower (i) on which Lender has a first and prior perfected security interest, (ii) which are not more than 120 days past due, and (iii) which are otherwise satisfactory to Lender in its sole and absolute discretion). The amount of the initial Advance shall be Thirty Six Thousand Dollars ($36,000.00) and shall be funded on the date of this Agreement.

         SECTION 1.2 Making the Advances.   Advances shall be made on a
Business Day. Each Advance shall be made on written notice, signed by the President of the Borrower and delivered to Lender not later than 5:00 p.m. (Houston time) at least two Business Days before the day on which the Advance is to be made. Each notice from the Borrower to the Lender requesting an Advance shall be irrevocable and binding on the Borrower.



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         SECTION 1.3 Interest and Repayment.   All outstanding principal on all
Advances made by Lender to Borrower hereunder shall bear interest at a variable rate per annum equal to the lesser of (i) the Prime Rate (as hereafter defined) from time in effect, plus two percent (the rate charged under this clause (i) adjusted with each adjustment announced in the Prime Rate), or (ii) the highest rate permitted under Applicable Law (as hereafter defined). For purposes hereof, "Prime Rate" shall mean the prime lending rate from time to time announced by Texas Commerce Bank National Association, Houston, Texas, and if for any reason such bank shall discontinue announcing a prime rate, then the Prime Rate shall be as announced from time to time in the Money Rates Table in the Wall Street Journal. Accrued interest on the unpaid portion of Advances made hereunder shall be payable monthly on or before the fifth day of each month. The principal portion of the initial Advance shall be payable in equal monthly installments, commencing on or before the first day of the month following the date of this Agreement and continuing monthly thereafter until paid in full. The principal portion of all other Advances shall be payable in full on or before the such termination of the FULL SERVICE MANAGEMENT AGREEMENT entered into effective July 1, 1996 between both parties and thereafter ON DEMAND by the Lender. On the date of this Agreement, the Borrower shall execute and deliver to the Lender a Revolving Credit Note in the form of Exhibit A hereto (the "Note"), evidencing the indebtedness resulting from such Advances and delivered to the Lender pursuant to Article II.

         SECTION 1.4 Optional Prepayments.   The Borrower may, upon at least
two Business Days, notice to the Lender stating the proposed date and principal amount of the prepayment, without penalty or premium, prepay the outstanding principal amounts of the Advances in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid.

         SECTION 1.5 Payments and Computations.   The Borrower shall make each
payment hereunder and under the Note on the date when due in U.S. dollars to the Lender at its address referred to in Section 6.2 in same day funds. The Borrower hereby authorizes the Lender, if and to the extent payment is not made when due hereunder or under the Note, to charge from time to time against any or all of the Borrower's accounts maintained by the Lender on Borrower's behalf any amount so due. All computations of interest shall be made by the Lender on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.


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         SECTION 1.6 Payment on Non-Business Days.   Whenever any payment
hereunder or under the Note shall be stated to be due on a day other than a day of the year on which banks are not required or authorized to close in Houston, Texas (any such other day being a "Business Day"), such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

         SECTION 1.7 Maximum Rate.   This Agreement and all of the
Loan-Documents (as hereafter defined) are intended to be performed in accordance with, and only to the extent permitted, by all applicable law governing the maximum rate or amount of interest payable on or in connection with the Note and the indebtedness evidenced thereby of any jurisdiction and law of which is found by a court of competent jurisdiction to be applicable to the Loan Documents notwithstanding the jurisdiction chosen by the parties ("Applicable Law"). It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the Applicable Law governing the maximum rate or amount of interest payable on or in connection with the Loan Documents (or applicable united States federal law to the extent that it permits the Lender to contract for, charge, take, reserve or receive a greater amount of interest than under applicable Law). If the Applicable Law is ever judicially interpreted to as to render usurious any amount called for under the Loan Documents or contracted for, charged, taken, reserved, or received with respect to the indebtedness under the Loan Documents, or if the acceleration of the maturity of the indebtedness under the Loan Documents or any prepayment by the Borrower results in the Borrower having paid any interest in excess of that permitted by Applicable Law, then it is the Borrower's and the Lender's express intent that all excess amounts therefore collected by the Lender be credited on the principal balance of the Note (or, if the Note and all other indebtedness have been or would thereby be paid in full, refunded to the Borrower), and the provisions of the Loan Documents immediately be deemed reformed and the amount thereafter collectible thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the Applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of the indebtedness under the Loan Documents does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Lender for the use, forbearance or detention of the indebtedness under the Loan Documents shall, 'to the extent permitted by Applicable Law, be amortized, prorated:, allocated and spread throughout the full term of such


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indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed any applicable usury ceiling. "Maximum Rate" means the maximum non-usurious rate of interest which may be lawfully contracted for, charged, taken, reserved or received by the Lender from the Borrower in connection with the indebtedness under Applicable Law (or applicable United States federal law to the extent that it permits the Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Applicable Law.)

                                   ARTICLE 2

                             CONDITIONS OF LENDING

         SECTION 2.1 Condition Precedent to Initial Advance.   The obligation
of the Lender to make its initial Advance is subject to the conditions precedent that Lender shall have received on or before the day of such Advance the following, each dated such date, in form and substance satisfactory to the
Lender:

         (I)     The Note, and

         (ii) A Security Agreement, duly executed by the Borrower, in the form of Exhibit B (the "Security Agreement").

This Agreement, the Note, the Security Agreement and all financing statements and other documents and instruments executed or delivered pursuant hereto or thereto are herein collectively referred to as the "Loan Documents."

         SECTION 2.2 Conditions Precedent to All Advances.   The obligation of
the Lender to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance
(a) the following statements shall be true (and each of the giving of the applicable notice requesting such Advance and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of such Advance such statements are true):

         (i) The representations and warranties contained in Section 3.1 of this Agreement, and as set forth in the Security Agreement are correct and complete on and as of the date of such Advance, before and after giving effect to such Advance and to the application of the proceeds therefrom, as


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though made on and as of such date, and

         (ii) No event has occurred and is continuing, or would result from such Advance or from the, application of the proceeds therefrom, which constitutes an Event of Default (as defined in Section 5.1 hereof) or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

         (b) the Lender shall have received such other approvals, opinions or documents as the Lender may reasonably request.

         SECTION 2.3 Lender's Absolute Discretion.   The existence or
satisfaction of any or all of the conditions set forth in Sections 2.1 or 2.2 above shall in no way impair or modify the Lender's right of absolute discretion in deciding to make or not make any Advance, or to determined the amount of any Advance which the Lender is willing to make.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Representations and Warranties of the Borrower.   The
Borrower represents and warrants to the Lender as follows:

         (a) The Borrower is a professional association, duly formed, validly existing and in good standing under the laws of Texas.

         (b) The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party are within the Borrower's associational powers, have been duly authorized by all necessary action on its part and do not contravene (i) the Articles of Association or Bylaws of Borrower or (ii) any law or contractual restriction binding on or affecting the Borrower.

         (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Loan Documents.

         (d) This Agreement and the other Loan Documents to which the Borrower is a party are legal, valid and binding obligations of the Borrower enforceable against the Borrower in


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accordance with their respective terms, subject to the limitations of bankruptcy and general principles of equity, provided that the unavailability of remedies due to equitable limitations will not substantially impair the rights of Lender under any of the Loan Documents.

         (e) There is no pending or, to the best of the Borrower's knowledge, threatened, action - or proceeding affecting the Borrower before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or business of the Borrower or which purports to affect. the legality, validity or enforceability of any of the Loan Documents.

         (f) The Borrower is not engaged in the business of extending credit for the purpose of buying or carrying margin stock (within the meaning of Regulation G issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to buy or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                                   ARTICLE 4

                           COVENANTS OF THE BORROWER

         SECTION 4.1. Affirmative Covenants.   So long as the Note shall remain
unpaid or otherwise during the term of this Agreement, the Borrower will, unless the Lender shall otherwise consent in writing:

rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

         (b)     Maintenance.   Maintain its existence as a professional
association, not institute any proceedings for the dissolution, liquidation or winding up of Borrower, and maintain, and cause each of its employees (where applicable) to maintain, all professional licenses and permits in good standing to the extent necessary, for Borrower to operate in the ordinary course of business.

         SECTION 4.2 Negative Covenants.   So long as the Note shall remain
unpaid or otherwise during the term of this Agreement, me Borrower will not, without me written consent of the Lender:


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         (a)     Liens, Etc.   Except as permitted by the Loan Documents,
create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure or provide for the payment of any person or, entity, other than (i) purchase money liens or purchase ' e money security interests upon or in any properly acquired or held by the' & Borrower or any subsidiary in the ordinary course of business to secure me purchase price of such property or to secure indebtedness incurred solely for me purpose of financing the acquisition of such property, and (ii) liens on assets not constituting part of the Collateral (as defined in the Security Agreement).

         (b)     Mergers Etc.   Merge or consolidate with or into, or convey,
transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person or entity.

                                   ARTICLE 5

                 EVENTS OF DEFAULT AND REMEDIES; SPECIAL REMEDY

         SECTION 5.1 Events of Default and Remedies.   If any of the following
events.

("Events of Default") shall occur and be continuing:

         (a) The Borrower shall fail to pay any principal of, or interest on, the Note when the same becomes due and payable; or

         (b) Any representation or warranty made by the Borrower under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

         (c) The Borrower shall fail to perform observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed and such failure shall remain unremedied for lOays after written notice thereof shall have been given to the Borrower by the Lender; or


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         d)      The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or y proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian ]pr other similar official for, it or for any substantial part of its property) shall occur and shall not be stayed pending timely appeal (provided that the lifting of such stay shall constitute an Event of Default); or the partner shall take any corporate or partnership action to authorize any of the actions set forth above in this subsection (d); or

         (e) Any final judgment or order for the payment of money in excess of $100,000, or any two or more final judgments or orders for the payment of money in excess of $250,000 in the aggregate, shall be rendered against the Borrower or any of its subsidiaries and the same shall not be discharged within a period of 30 days after such judgment becomes final and non-appealable, or

         (f) The termination, cancellation, expiration without renewal or replacement, or material breach by Borrower of the Management Agreement of even date herewith between Borrower and Lender (the "Management Agreement"), or

         (g) Anjali Jain, M.D. ceases at any time (i) to be a full-time employee of Borrower or (ii) to own at least 50% of the outstanding voting securities of Borrower; or

         (h) Any material breach by Anjali Jain, M.D. of the Non-Competition Agreement of even date herewith between Dr. Jain and Lender;

then, and in any such event, the Lender may, by notice to the Borrower, declare the Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable,


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whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any land, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief under the Federal Bankruptcy Code with respect to the Borrower the Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

         SECTION 5.2 Offset.   In addition to any other remedies available at
law or in equity, upon the occurrence or continuance of any Event of Default the Lender shall have the right to offset against any assets (including sums in bank accounts) then in Lender's possession or control, in payment and satisfaction of obligations then due.

                                   ARTICLE 6

                                 MISCELLANEOUS

         SECTION 6.1 Amendment. Etc.   No amendment or waiver of any provision
of any Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 6.2 Notice. Etc.   All notices and other communications
provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at 6300 Hillcroft, Suite 304, Houston, Texas 77081, Attention: Anjali Jain, M.D., and if to the Lender, at its address at 4151 Vista Pasadena, Texas 77504, -Attention: Chiu Chan, President; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. An such notices and - communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answer back or delivered to the cable company, respectively except that notices to the Lender pursuant to the provisions of Article 1 shall not be effective until received by the Lender.





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         SECTION 6.3 No Waiver: Remedies.   No failure on the part of the
Lender to exercise, and no delay in exercising, any right under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 6.4 Costs. Expenses and Taxes.   The Borrower agrees to pay on
demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification and amendment of the Loan Documents and the other documents to be delivered, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6.5. In addition the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 6.5 Binding Effect.   This Agreement shall be binding upon
and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

         SECTION 6.6 Certain Potential Conflicts.   The Borrower acknowledges
that it has had full opportunity to consult with an attorney of its own choice regarding the nature, obligations and consequences of this Agreement and that it is not relying on counsel for the Lender in that regard. The parties have also entered into the Management Agreement and certain other arrangements relating to the management and control of the Borrower. The existence of such other relationships may be deemed to be, or give rise to, certain conflicts of interest. The Borrower, recognizing such conflicts of interest hereby irrevocably, knowingly and willingly waives all such conflicts.


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         SECTION 6.7 GOVERNING LAW.   THIS AGREEMENT AND THE NOTE, AND, UNLESS
OTHERWISE THEREIN PROVIDED, EACH OTHER LOAN DOCUMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF TEXAS.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  BORROWER:

                            HOUSTON PHYSICAL MEDICINE ASSOCIATES, M.D., P.A.

                            BY: /s/     Anjali Jain
                               -------------------------------
                            ANJALI JAIN, M.D.,
                            President


                            LENDER:

                            DOCTORS PRACTICE MANAGEMENT, INC.


                            BY: /s/     Chiu Chan
                                ------------------------------
                            CHIU CHAN
                            President


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